UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: December 16, 2005

(Date of earliest event reported: December 15, 2005)

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA (State or other jurisdiction of incorporation)	1-4928 (Commission File No.)	56-0205520 (IRS Employer Identification No.)

      526 South Church Street

Charlotte, North Carolina	28202-1904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On December 15, 2005, the registrant issued a press release announcing the approval by the Federal Energy Regulatory Commission of the proposed merger between the registrant and Cinergy Corp. A copy of the press release is attached as Exhibit 99.1

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Joint press release, dated December 15, 2005, issued by Duke Energy Corporation and Cinergy Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Steven K. Young

Steven K. Young

Vice President and Controller

Date: December 16, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Joint press release, dated December 15, 2005, issued by Duke Energy Corporation and Cinergy Corp.